The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Fixed Income Opportunities Fund
Prospectus Supplement

September 30, 2015

Dear Investor,

The purpose of this supplement to the Prospectus of the UBS Fixed Income Opportunities Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2014, as supplemented, is to notify you that the Board of Trustees (the "Board") of the Trust on September 10, 2015 approved a change to the Fund’s dividend policy.  Effective December 31, 2015, the Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually, rather than quarterly.  This change to the Fund’s dividend policy allows the Fund to better align the income earned by the Fund from the execution of its flexible total return focused investment strategies with its distributions to shareholders, simplifies fund accounting and allows for more efficient management of required distributions.

Therefore, effective December 31, 2015, the fourth sentence of the first paragraph under the heading “Dividends and Taxes-Dividends and distributions” on page 48 of the Prospectus is deleted in its entirety and replaced with the following:

The UBS Fixed Income Opportunities Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-744